UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

TRIDENT MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

0-20784
(Commission File Number)

Delaware	77-0156584
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1090 E. Arques Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)

(408) 991-8800
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
99.1	Press Release issued by Trident Microsystems, Inc., dated April 22, 2004, announcing financial results for the quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

     On April 22, 2004, Trident Microsystems, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004

TRIDENT MICROSYSTEMS, INC.

/s/ Frank C. Lin

Frank C. Lin
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ Peter Jen

Peter Jen
Senior Vice President, Asia Operations and Chief Accounting Officer (Principal Financial and Accounting Officer)